                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned hereby constitutes and appoints Kumar Gursahaney the undersigned's true and lawful attorney-in-fact to:

         (1)      execute  for  and  on  behalf  of  the  undersigned,   in  the
         undersigned's capacity as the President,  Mid-Atlantic Region of AmCOMP
         Incorporated  (the  "Company"),  Forms  3, 4 and 5 in  accordance  with
         Section  16(a) of the  Securities  Exchange  Act of 1934 and the  rules thereunder; and

         (2)      do and  perform  any and all  acts  for and on  behalf  of the undersigned which may be necessary or desirable to complete and execute any  such  Form  3, 4 or 5,  complete  and  execute  any  amendment  or amendments  thereto,  and timely file such form with the United  States
         Securities  and Exchange  Commission  and any stock exchange or similar authority; and

         The undersigned hereby grants to such  attorney-in-fact  full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned acknowledges that the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned, are not assuming any of  the  undersigned's  responsibilities  to  comply  with  Section  16  of  the
Securities Exchange Act of 1934.

         This Power of Attorney  shall remain in full force and effect until the undersigned  is no longer  required to file Forms 3, 4 and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

                          [SIGNATURE ON FOLLOWING PAGE]

         IN WITNESS  WHEREOF,  the undersigned has caused this Power of Attorney to be executed as of this 8th day of January, 2006.

                              /s/ Timothy J. Spear
                              --------------------------------------------------
                              Name:  Timothy J. Spear
                              Title: President, Mid-Atlantic Region